                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  March 25, 1999


                           Citrix Systems, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-27084              75-2275152
------------------------------     -----------        ------------------
(State or Other Jurisdiction       (Commission          (IRS Employer
      of Incorporation)            File Number)       Identification No.)

           6400 N.W. 6th Way
        Fort Lauderdale, Florida                           33309
----------------------------------------                 ---------
(Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (954) 267-3000
                                                           --------------

Item 5.    Other Events

The Registrant effected a two-for-one stock split in the form of a one-for-one stock dividend on March 25,1999, which stock split in the form of a dividend was paid to stockholders of record of the Registrant on March 17, 1999.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CITRIX SYSTEMS, INC.



Dated:  March 26, 1999           By:
                                    ---------------------------------
                                    James J. Felcyn, Jr.
                                    Vice President - Finance and
                                    Administration, Chief Financial Officer